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                                                                    EXHIBIT 10.2

                                 LOAN AGREEMENT

        This Agreement is entered into by and between Owen Sequoia, Inc. ("Holder") and Can Cal Resources Limited ("Maker").

                                    RECITALS

        WHEREAS, Maker owns certain unimproved real property located in San Bernardino, California (the "Property").

        WHEREAS, Maker seeks financing from Holder in the original principal amount of $150,000.

        WHEREAS, Maker intends to enter into a Mining Lease Agreement with Twin Mountain Rock Venture, a California general partnership ("Twin Mountain"), for the purpose of permitting Twin Mountain to mine certain minerals from the "Property" for certain consideration.

        NOW, THEREFORE, in consideration of the mutual obligations of the parties herein, and other good and valuable consideration, the parties agree as follows:

1. Subject to the following terms and conditions, Holder agrees to lend Maker $150,000 ("principal'). Holder shall deliver to Maker $25,000 on or before close of business February 12, 1998 or on Maker's execution of this Agreement, whichever is later, and the balance of the $150,000, or $125,000, shall, be delivered to Maker upon Maker's delivery to Holder of an executed Mining Lease Agreement in a form satisfactory to Holder.

2. The Maker promises to pay Holder the principal, plus interest at 8% per annum on the amount of principal owing, principal and interest all due and payable on or before June 15, 1998.

3. In order to induce Holder to extend the financing referenced herein and in order to cover certain costs of Holder, including attorney's fees, Maker shall pay Holder a $5,000 non-refundable fee upon execution of this Agreement by Maker.

4. Maker understands that Holder's obligation to lend the $125,000 payment to Maker referenced in paragraph 1 is expressly made conditioned upon Maker and Twin Mountain Rock Venture entering into a Mining Lease Agreement acceptable to Holder. Should Maker or Twin Mountain fail for any reason to make such an agreement, Holder shall be under no obligation to deliver such sum to Maker.

5. The privilege is reserved of prepaying in full or in any amount of the outstanding principal balance due hereunder on any interest date.

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6. While any default exists in the making of any of the payments,  agreements or conditions of this Agreement or the Deed of Trust, the undersigned recognizes that such default will result in the loss and additional expenses to the Holder of this Agreement in servicing the indebtedness evidenced hereby, handling such delinquent payments and meeting its other financial obligations. Therefore, if any installment of principal and/or interest due hereunder is not paid when due, and Holder of this Agreement does not accelerate this Agreement as provided in Paragraph 8 below, then a reasonable late charge in an amount equal to six percent (6%) of the delinquent payment may be charged by the Holder of this Agreement, at its option, for the purpose of defraying such losses and expenses. If applicable law requires a lesser such charge, however, then the maximum charge permitted by such law may be charged by the Holder of this Agreement for said purposes. The late charges that accrue during any month shall be payable on the next monthly payment date. Failure to assert or collect a late charge for any particular month or months shall not waive Holder's right to assert and collect late charges in subsequent months.

7. Maker agrees that any installment not paid within fifteen days of the date that such installment was due shall be subject to the late charge discussed in Paragraph 6 and shall bear interest from the date such payment was due which shall be compounded monthly on the first day of each calendar mouth at that rate of interest equal to the rate of interest under this Agreement, or the maximum amount allowed by law, whichever is the lesser.

8. While any default exists in the making of any of said payments or in the performance or observance of any of the covenants, agreements or conditions of this Agreement or the Deed of Trust, the Holder of this Agreement may apply payments received on any amounts due hereunder or under the terms of any instrument now or hereafter evidencing or securing said indebtedness as said holder may determine and if the Holder of this Agreement so elects, notice of election being expressly waived, the principal remaining unpaid with accrued interest shall at once become due and payable.

9. If amounts due under this Agreement are not paid when due, whether at maturity or by acceleration, the undersigned promises to pay all costs of collection, including, but not limited to, reasonable attorneys' fees, and all expenses incurred in connection with the protection or realization of any collateral or enforcement of any guaranty, incurred by the holder hereof, on account of any such collection, whether or not suit is filed hereon or on any instrument granting a security interest or on any guaranty related to this Agreement.

10. The Maker expressly waives presentment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Agreement and all other notices of any kind, and expressly agrees that this Agreement, or any payment thereunder, may be extended from time to time without in any way affecting the liability of the Maker. To the fullest extent permitted by law, the defense of the statute of limitations in any action on this Agreement is waiver by the undersigned. This Note is to be governed by the laws of the State of California and venue for any action brought regarding the interpretation or enforcement of this Agreement shall lie exclusively in San Bernardino County, California.

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11. No single or partial  exercise of any power  hereunder  shall  preclude  any other or further exercise thereof or the exercise of any other power. No delay or omission on the part of the holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Agreement shall not operate to release any other party liable hereon.

12. All agreements between the undersigned and the holder hereof are expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity of the unpaid principal balance hereof or otherwise, shall the amount paid or agreed to be paid to the holder hereof for the use, forbearance or detention of the money to be advanced hereunder exceed the highest lawful rate permissible under applicable usury laws. If, for any circumstances whatsoever, fulfillment of any provision hereof at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any circumstances the holder hereof shall ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance due hereunder and not to the payment of interest. This provision shall control every other provision of all agreements between the undersigned and the Holder hereof.

13. This Agreement may from time to time be extended or renewed, with notice to and acceptance by the undersigned and any related right may be waived, exchanged, surrendered or otherwise dealt with, all without affecting the liability of the undersigned hereon.

14. If the Maker consists of more than one person or entity, all agreements, conditions, covenants, provisions, stipulations, authorizations made or given by the Maker shall be joint and several and shall bind and affect all persons and entities who are defined as Maker.

15. The obligations referenced in this Agreement are secured by a Deed of Trust.

        IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed on the date referenced below.

                               OWEN SEQUOIA, INC.

                               By:      /s/   John Edwards
                                   ---------------------------------------------
                                                      February   12, 1998
                                                 -------------------------------
                                                              Date

                               CAN CAL RESOURCES LIMITED

                               By:     /s/    R. D. Sloan, President
                                   ---------------------------------------------
                                                          FEB   12/98
                                                 -------------------------------
                                                              Date


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